AlphaCentric Strategic Income Fund

Class A: SiiaX Class C: SiicX Class I: SiiiX

(the “Fund”)

October 10, 2023

This information supplements certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2023.

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Effective on or about November 10, 2023, the Fund’s name will change to “AlphaCentric Strategic Real Estate Income Fund”.

Also effective on or about November 10, 2023, the Fund will adopt the following investment policy:

Policy: Under normal circumstances, at least 80% of the Fund’s net assets is invested in securities of real estate industry companies and/or real estate related companies.  Real estate related companies are companies that the Sub-Advisor determines are in real estate related industries based on their involvement in construction, management, operation, financing, refinancing, sales, leasing, development or rehabilitation of real estate or based on their provision of goods or services to the real estate industry, or which, in the opinion of the Sub-Advisor, own significant real estate assets at the time of investment.  A company is considered to own significant real estate assets if, in the opinion of the Adviser, the company has a substantial portion of its assets attributable to one or more of the following: (a) real estate owned or leased by the company as lessor or as lessee; or (b) the discounted value of the stream of fees or revenues derived from the management or operation of real estate.

These changes will be set forth in an amended Prospectus, Summary Prospectus and Statement of Additional Information dated on or about November 10, 2023.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2023, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-ACFUNDS (1-844-223-8637) or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.